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                                                                    EXHIBIT 23.3


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 28, 1999, in the Registration Statement
(Form S-1 No. 333-41196) and related Prospectus of Digital Insight Corporation for the Registration of 4,600,000 shares of common stock.

                                        /s/ Ernst & Young LLP

Atlanta, Georgia
July 18, 2000